Exhibit 99.1
SUPPLEMENTAL HISTORICAL FINANCIAL INFORMATION
Effective June 1, 2026, FedEx Corporation (“FedEx”) changed its fiscal year end from May 31 to December 31. As a result, FedEx will report operating results covering the seven-month transition period from June 1, 2026 through December 31, 2026 (the “Transition Period”) in a Transition Report on Form 10-K. Following the Transition Period, FedEx will report its operating results on a calendar-year basis, beginning with the fiscal year ending December 31, 2027. Prior to the change in fiscal year end, FedEx reported financial results on a fiscal-year basis for the twelve months ending May 31. Below is an illustration of the reporting periods before and after the change in fiscal year end:
On June 1, 2026, FedEx completed its spin-off of FedEx’s less-than-truckload freight transportation services businesses conducted through FedEx Freight (“FedEx Freight”) into a new, publicly traded company (the “Spin-Off”). The FedEx Freight business also included FedEx Custom Critical, Inc., LTL Select, and other operations historically included within the FedEx Freight reporting segment. As a result of the Spin-Off, FedEx no longer consolidates the FedEx Freight business and FedEx Freight is no longer a reportable segment.
In accordance with the requirements of U.S. Generally Accepted Accounting Principles (“GAAP”), following the Spin-Off, FedEx Freight is presented as discontinued operations and excluded from both continuing operations and segment results for all reporting periods, including comparable historical periods. Discontinued operations do not include historical intercompany transactions between FedEx and FedEx Freight, which were previously eliminated in consolidation. It also does not include allocations of shared service costs, such as data and technology, commercial back-office, and other general expenses, that were previously allocated to FedEx Freight through intercompany charges. Upon the Spin-Off, a portion of these costs transferred to FedEx Freight, while the remaining costs were retained by FedEx as stranded costs. Reductions to such costs are expected to be achieved through transition services agreements and cost management.
Beginning the first quarter of the Transition Period, FedEx realigned its internal reporting and management structure, resulting in the identification of two new reportable segments: Express U.S. Domestic and Express International. Prior to this change, these two segments comprised the Federal Express reportable segment. FedEx Dataworks, Inc., FedEx Office and Print Services, Inc., and FedEx Supply Chain, Inc.1 continued to be included in Corporate, other, and eliminations for segment reporting purposes for the periods presented. Certain data and technology expenses previously recorded under FedEx Dataworks have been reclassified into the U.S. Domestic segment. In addition, FedEx Logistics, Inc. (“FedEx Logistics”) was moved from Corporate, other, and eliminations to Express International. These changes reflect the realignment of FedEx’s organizational structure and reporting regularly provided to our chief operating decision maker to assess performance and allocate resources. These changes had no impact on the consolidated results of operations or financial position of FedEx.
For informational purposes only, the supplemental historical financial information presented herein has been recast to reflect the above changes to FedEx’s quarterly and annual operating results, quarterly and annual segment results, and other relevant information and statistics, for the calendar years ended December 31, 2025 and 2024 and each of the calendar quarters ended March 31, June 30, September 30, and December 31, 2025 and 2024. This unaudited financial information is based on the historical consolidated financial statements after giving effect to the change in fiscal year end, the presentation of the FedEx Freight business as discontinued operations, and the presentation of FedEx’s new reportable segments. This supplemental information should be read in conjunction with FedEx's Annual Reports on Form 10-K for the years ended May 31, 2026, May 31, 2025, and May 31, 2024 and FedEx’s quarterly reports on Form 10-Q for the quarterly periods ended February 28, 2026, November 30, 2025, August 31, 2025, February 28, 2025, November 30, 2024, August 31, 2024, February 28, 2024, November 30, 2023, and August 31, 2023. The unaudited supplemental historical financial information contained herein does not represent a restatement or reissuance of previously issued financial statements and is not indicative of future or annual results.
1 On July 1, 2026, FedEx announced that it would sell its FedEx Supply Chain business to CMA CGM Group for $1.4 billion as part of a strategic portfolio streamlining effort. The transaction is expected to close in the second half of calendar year 2026. Upon completion of the sale, FedEx will no longer consolidate FedEx Supply Chain and FedEx Supply Chain will no longer be included in Corporate, other, and eliminations.

Exhibit 99.1
FORWARD-LOOKING STATEMENTS
Certain statements in this Exhibit 99.1 may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding assumptions on allocations of shared costs and mitigation of stranded costs and the assumptions underlying such statements. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “determined to,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which FedEx operates; uncertainty and additional volatility in the global trade environment; FedEx’s ability to successfully implement business strategies and global transformation program and network optimization initiatives, including Network 2.0 and Tricolor, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; our ability to achieve our cost reduction initiatives and financial performance goals, including our 2029 financial performance targets; the ability to achieve the anticipated benefits of the Spin-Off; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the Spin-Off; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation programs and other ongoing reviews and initiatives; a significant data breach or other disruption to FedEx’s technology infrastructure; damage to the FedEx reputation or loss of brand equity; FedEx’s ability to meet labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; evolving or new U.S. domestic or international laws and government regulations, policies, and actions, including regulatory and/or legal compliance requirements that can affect the ability to efficiently or fully utilize FedEx aircraft; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; the ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; loss or delay in the collection of accounts receivable, including those related to tariffs in light of recent judicial rulings; the effect of technology developments, including autonomous technology and artificial intelligence; failure to receive or collect expected insurance coverage; the ability to effectively operate, integrate, leverage, and grow acquired businesses and complete and realize the anticipated benefits of acquisitions and other strategic transactions including FedEx's investment in InPost, as a consortium member, and related commercial agreements; noncash impairment charges related to goodwill and certain deferred tax assets; the future rate of e-commerce growth; future guidance, regulations, interpretations, challenges, or judicial decisions related to tariffs and tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; the ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; any liability resulting from and the costs of defending against litigation, including refunds of tariffs; the ability to achieve or demonstrate progress on FedEx’s goal of carbon-neutral operations by 2040; successful completion of stock repurchases; and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and FedEx Corp.’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ending May 31, 2026, and subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

FEDEX CORPORATION
CONSOLIDATED BALANCE SHEETS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	December 31,
	2025	2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,531	$4,854
Receivables, less allowances	11,957	11,256
Spare parts, supplies, and fuel, less allowances	615	601
Prepaid expenses and other	1,361	1,111
Current assets of discontinued operations	1,111	238
Total current assets	21,575	18,060
PROPERTY AND EQUIPMENT, AT COST	82,906	79,572
Less accumulated depreciation and amortization	44,170	41,236
Net property and equipment	38,736	38,336
OTHER LONG-TERM ASSETS
Operating lease right-of-use assets, net	14,715	15,130
Goodwill	6,074	5,629
Other assets	4,374	3,694
Non-current assets of discontinued operations	4,837	4,741
Total other long-term assets	30,000	29,194
TOTAL ASSETS	$90,311	$85,590

FEDEX CORPORATION
CONSOLIDATED BALANCE SHEETS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	December 31,
	2025	2024
LIABILITIES AND COMMON STOCKHOLDERS' INVESTMENT
CURRENT LIABILITIES
Accrued expenses	$5,220	$4,642
Accounts payable	4,355	3,448
Accrued salaries and employee benefits	2,610	2,520
Operating lease liabilities	2,403	2,284
Current portion of long-term debt	886	595
Current liabilities of discontinued operations	711	664
Total current liabilities	16,185	14,153
LONG-TERM DEBT, LESS CURRENT PORTION	20,302	19,415
OTHER LONG-TERM LIABILITIES
Operating lease liabilities	12,671	13,262
Self-insurance accruals	4,163	3,768
Deferred income taxes	3,486	3,923
Pension, postretirement healthcare, and other benefit obligations	1,676	1,555
Other liabilities	804	650
Non-current liabilities of discontinued operations	1,743	1,719
Total other long-term liabilities	24,543	24,877
COMMITMENTS AND CONTINGENCIES
COMMON STOCKHOLDERS’ INVESTMENT
Common stock, $0.10 par value; 800 million shares authorized; 318 million shares issued as of December 31, 2025 and 2024	32	32
Additional paid-in capital	4,418	4,176
Retained earnings	43,110	39,892
Accumulated other comprehensive loss	(1,342)	(1,522)
Treasury stock, at cost; 82 million shares as of December 31, 2025 and 78 million shares as of December 31, 2024	(16,937)	(15,433)
Total common stockholders’ investment	29,281	27,145
TOTAL LIABILITIES AND COMMON STOCKHOLDERS’ INVESTMENT	$90,311	$85,590

FEDEX CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
(unaudited)

	Years ended December 31,
	2025	2024
REVENUE:
Express U.S. Domestic segment	$54,401	$51,508
Express International segment	25,337	24,835
Corporate, other, and eliminations	2,725	2,787
TOTAL REVENUE	82,463	79,130
OPERATING EXPENSES:
Salaries and employee benefits	28,356	27,227
Purchased transportation	21,833	20,676
Rentals and landing fees	4,456	4,341
Depreciation and amortization	3,867	3,883
Fuel	3,058	3,714
Maintenance and repairs	2,988	2,935
Business optimization and realignment costs	345	815
Goodwill and other asset impairment charges	21	157
Separation and other costs	14	—
Other	12,971	12,110
TOTAL OPERATING EXPENSES	77,909	75,858
OPERATING INCOME:
Express U.S. Domestic segment	4,421	3,365
Express International segment	572	544
Corporate, other, and eliminations	(439)	(637)
TOTAL OPERATING INCOME	4,554	3,272
OTHER INCOME (EXPENSE):
Other retirement plans income	722	738
Interest, net	(497)	(384)
Other, net	(132)	(64)
TOTAL OTHER INCOME (EXPENSE)	93	290
INCOME BEFORE INCOME TAXES	4,647	3,562
PROVISION FOR INCOME TAXES	1,165	916
NET INCOME FROM CONTINUING OPERATIONS	3,482	2,646
NET INCOME FROM DISCONTINUED OPERATIONS	1,066	1,568
NET INCOME	$4,548	$4,214

Continuing operations	$14.72	$10.86
Discontinued operations	4.49	6.41
BASIC EARNINGS PER COMMON SHARE	$19.21	$17.27

Continuing operations	$14.62	$10.74
Discontinued operations	4.47	6.34
DILUTED EARNINGS PER COMMON SHARE	$19.09	$17.08

DIVIDENDS DECLARED PER COMMON SHARE	$5.70	$5.35

FEDEX CORPORATION
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
(unaudited)

	2025
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
REVENUE:
Express U.S. Domestic segment	$12,319	$12,925	$13,392	$15,765
Express International segment	5,999	6,147	6,363	6,828
Corporate, other, and eliminations	685	697	677	666
TOTAL REVENUE	19,003	19,769	20,432	23,259
OPERATING EXPENSES:
Salaries and employee benefits	6,615	6,815	7,078	7,848
Purchased transportation	4,944	5,145	5,419	6,325
Rentals and landing fees	1,087	1,077	1,129	1,163
Depreciation and amortization	951	989	972	955
Fuel	762	721	774	801
Maintenance and repairs	692	742	784	770
Business optimization and realignment costs	157	113	54	21
Goodwill and other asset impairment charges	—	21	—	—
Separation and other costs	—	1	7	6
Other	3,044	3,248	3,243	3,436
TOTAL OPERATING EXPENSES	18,252	18,872	19,460	21,325
OPERATING INCOME:
Express U.S. Domestic segment	780	982	884	1,775
Express International segment	87	47	192	246
Corporate, other, and eliminations	(116)	(132)	(104)	(87)
TOTAL OPERATING INCOME	751	897	972	1,934
OTHER INCOME (EXPENSE):
Other retirement plans income	47	568	52	55
Interest, net	(109)	(130)	(125)	(133)
Other, net	(37)	(100)	15	(10)
TOTAL OTHER INCOME (EXPENSE)	(99)	338	(58)	(88)
INCOME BEFORE INCOME TAXES	652	1,235	914	1,846
PROVISION FOR INCOME TAXES	122	315	269	459
NET INCOME FROM CONTINUING OPERATIONS	530	920	645	1,387
NET INCOME FROM DISCONTINUED OPERATIONS	301	458	275	32
NET INCOME	$831	$1,378	$920	$1,419

Continuing operations	$2.21	$3.87	$2.74	$5.90
Discontinued operations	1.26	1.93	1.16	0.14
BASIC EARNINGS PER COMMON SHARE	$3.47	$5.80	$3.90	$6.04

Continuing operations	$2.19	$3.85	$2.73	$5.85
Discontinued operations	1.25	1.92	1.16	0.14
DILUTED EARNINGS PER COMMON SHARE	$3.44	$5.77	$3.89	$5.99

DIVIDENDS DECLARED PER COMMON SHARE	$1.37	$1.44	$1.45	$1.44

FEDEX CORPORATION
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
(unaudited)

	2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
REVENUE:
Express U.S. Domestic segment	$12,340	$12,659	$12,519	$13,990
Express International segment	5,928	6,113	6,186	6,608
Corporate, other, and eliminations	694	698	696	699
TOTAL REVENUE	18,962	19,470	19,401	21,297
OPERATING EXPENSES:
Salaries and employee benefits	6,495	6,747	6,784	7,201
Purchased transportation	4,772	4,940	5,142	5,822
Rentals and landing fees	1,066	1,070	1,098	1,107
Depreciation and amortization	974	990	965	954
Fuel	976	976	925	837
Maintenance and repairs	714	737	754	730
Goodwill and other asset impairment charges	—	157	—	—
Business optimization and realignment costs	183	159	187	286
Other	2,950	3,060	3,008	3,092
TOTAL OPERATING EXPENSES	18,130	18,836	18,863	20,029
OPERATING INCOME:
Express U.S. Domestic segment	864	658	684	1,159
Express International segment	138	110	32	264
Corporate, other, and eliminations	(170)	(134)	(178)	(155)
TOTAL OPERATING INCOME	832	634	538	1,268
OTHER INCOME (EXPENSE)
Other retirement plans income	41	598	53	46
Interest, net	(94)	(87)	(90)	(113)
Other, net	9	(70)	15	(18)
TOTAL OTHER INCOME (EXPENSE)	(44)	441	(22)	(85)
INCOME BEFORE INCOME TAXES	788	1,075	516	1,183
PROVISION FOR INCOME TAXES	202	294	133	287
NET INCOME FROM CONTINUING OPERATIONS	586	781	383	896
NET INCOME FROM DISCONTINUED OPERATIONS	423	467	406	272
NET INCOME	$1,009	$1,248	$789	$1,168

Continuing operations	$2.38	$3.18	$1.57	$3.73
Discontinued operations	1.72	1.90	1.66	1.13
BASIC EARNINGS PER COMMON SHARE	$4.10	$5.08	$3.23	$4.86

Continuing operations	$2.35	$3.15	$1.55	$3.69
Discontinued operations	1.70	1.88	1.64	1.12
DILUTED EARNINGS PER COMMON SHARE	$4.05	$5.03	$3.19	$4.81

DIVIDENDS DECLARED PER COMMON SHARE	$1.25	$1.37	$1.36	$1.37

FEDEX CORPORATION
CAPITAL EXPENDITURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	Years ended December 31,
	2025	2024
BY ASSET TYPE
Aircraft and related equipment	$1,167	$561
Package handling and ground support equipment	888	845
Vehicles and trailers	149	269
Information technology	439	561
Facilities and other	922	1,121
TOTAL	$3,565	$3,357

EXPRESS U.S. DOMESTIC SEGMENT
STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	Years ended December 31,
	2025	2024
REVENUE:
U.S. Package:
U.S. ground	$35,905	$33,386
U.S. priority	11,115	10,478
U.S. deferred	5,454	4,931
Total package revenue	52,474	48,795
U.S. Freight	1,196	2,041
Other	731	672
TOTAL REVENUE(1)	54,401	51,508
OPERATING EXPENSES:
Salaries and employee benefits	18,024	17,247
Purchased transportation	15,271	14,026
Rentals and landing fees	2,679	2,661
Depreciation and amortization	2,601	2,609
Fuel	1,045	1,340
Maintenance and repairs	1,902	1,921
Business optimization and realignment costs	142	368
Goodwill and other asset impairment charges	20	153
Separation and other costs	13	—
Intercompany allocation	(254)	(164)
Other	8,537	7,982
TOTAL OPERATING EXPENSES	49,980	48,143
OPERATING INCOME	$4,421	$3,365
OPERATING MARGIN(1)	8.1%	6.5%

(1) Amounts reflected are from continuing operations.

EXPRESS U.S. DOMESTIC SEGMENT
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	2025
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
REVENUE:
U.S. Package:
U.S. ground	$8,065	$8,525	$8,748	$10,567
U.S. priority	2,600	2,718	2,826	2,971
U.S. deferred	1,229	1,263	1,302	1,660
Total package revenue	11,894	12,506	12,876	15,198
U.S. Freight	295	290	315	296
Other	130	129	201	271
TOTAL REVENUE(1)	12,319	12,925	13,392	15,765
OPERATING EXPENSES:
Salaries and employee benefits	4,174	4,269	4,471	5,110
Purchased transportation	3,374	3,566	3,778	4,553
Rentals and landing fees	663	642	674	700
Depreciation and amortization	636	668	656	641
Fuel	258	252	263	272
Maintenance and repairs	433	474	498	497
Business optimization and realignment costs	67	54	15	6
Goodwill and other asset impairment charges	—	20	—	—
Separation and other costs	—	1	6	6
Intercompany allocation	(52)	(59)	(72)	(71)
Other	1,986	2,056	2,219	2,276
TOTAL OPERATING EXPENSES	11,539	11,943	12,508	13,990
OPERATING INCOME	$780	$982	$884	$1,775
OPERATING MARGIN(1)	6.3%	7.6%	6.6%	11.3%

(1) Amounts reflected are from continuing operations.

EXPRESS U.S. DOMESTIC SEGMENT
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
REVENUE:
U.S. Package:
U.S. ground	$7,796	$8,099	$8,020	$9,471
U.S. priority	2,598	2,625	2,586	2,669
U.S. deferred	1,198	1,184	1,149	1,400
Total package revenue	11,592	11,908	11,755	13,540
U.S. Freight	602	582	559	298
Other	146	169	205	152
TOTAL REVENUE(1)	12,340	12,659	12,519	13,990
OPERATING EXPENSES:
Salaries and employee benefits	4,089	4,254	4,292	4,612
Purchased transportation	3,225	3,282	3,424	4,095
Rentals and landing fees	660	661	666	674
Depreciation and amortization	663	668	649	629
Fuel	376	365	326	273
Maintenance and repairs	469	488	488	476
Goodwill and other asset impairment charges	—	153	—	—
Separation and other costs	—	—	—	—
Business optimization and realignment costs	74	130	72	92
Intercompany allocation	(31)	(34)	(42)	(57)
Other	1,951	2,034	1,960	2,037
TOTAL OPERATING EXPENSES	11,476	12,001	11,835	12,831
OPERATING INCOME	$864	$658	$684	$1,159
OPERATING MARGIN(1)	7.0%	5.2%	5.5%	8.3%

(1) Amounts reflected are from continuing operations.

EXPRESS U.S. DOMESTIC SEGMENT
ANNUAL OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	Years ended December 31,
	2025	2024
Package Statistics
Average daily package volume (ADV):(1)
U.S. priority	1,649	1,604
U.S. deferred	1,121	1,019
U.S. ground commercial	4,270	4,258
U.S. ground home delivery/economy	7,332	6,801
Total U.S. domestic ADV	14,372	13,682
Revenue per package (yield):
U.S. priority	$26.44	$25.51
U.S. deferred	19.09	18.89
U.S. ground	12.14	11.80
Total U.S. domestic composite	14.32	13.93
Freight Statistics
Average daily freight pounds:
U.S. freight	2,169	4,519
Revenue per pound (yield):
U.S. freight	$2.16	$1.76

Operating Days(2)	255	256

(1) ADV is calculated on a 5-day-per-week basis.
(2) Operating days for calendar year 2026 and 2027 are expected to be 255 and 254, respectively.

EXPRESS U.S. DOMESTIC SEGMENT
QUARTERLY OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	2025
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Package Statistics
Average daily package volume (ADV):(1)
U.S. priority	1,561	1,644	1,681	1,707
U.S. deferred	1,018	1,066	1,074	1,324
U.S. ground commercial	4,144	4,215	4,370	4,348
U.S. ground home delivery/economy	6,528	6,818	6,969	8,999
Total U.S. domestic ADV	13,251	13,743	14,094	16,378
Revenue per package (yield):
U.S. priority	$26.43	$25.83	$26.27	$27.20
U.S. deferred	19.17	18.52	18.96	19.58
U.S. ground	12.00	12.07	12.05	12.37
Total U.S. domestic composite	14.25	14.22	14.28	14.50
Freight Statistics
Average daily freight pounds:
U.S. freight	2,274	2,149	2,202	2,051
Revenue per pound (yield):
U.S. freight	$2.06	$2.11	$2.23	$2.26

Operating Days(2)	63	64	64	64

(1) ADV is calculated on a 5-day-per-week basis.
(2) Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2027 are expected to be 63, 64, 64 and 63, respectively. Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2026 are expected to be 63, 64, 64 and 64, respectively.

EXPRESS U.S. DOMESTIC SEGMENT
QUARTERLY OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Package Statistics
Average daily package volume (ADV):(1)
U.S. priority	1,584	1,610	1,603	1,619
U.S. deferred	963	980	965	1,170
U.S. ground commercial	4,149	4,258	4,344	4,283
U.S. ground home delivery/economy	6,066	6,304	6,425	8,411
Total U.S. domestic ADV	12,762	13,152	13,337	15,483
Revenue per package (yield):
U.S. priority	$25.62	$25.47	$25.20	$25.77
U.S. deferred	19.45	18.89	18.59	18.69
U.S. ground	11.92	11.98	11.64	11.66
Total U.S. domestic composite	14.19	14.15	13.77	13.66
Freight Statistics
Average daily freight pounds:
U.S. freight	5,622	5,521	4,711	2,221
Revenue per pound (yield):
U.S. freight	$1.67	$1.65	$1.85	$2.09

Operating Days(2)	64	64	64	64

(1) ADV is calculated on a 5-day-per-week basis.
(2) Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2027 are expected to be 63, 64, 64 and 63, respectively. Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2026 are expected to be 63, 64, 64 and 64, respectively.

EXPRESS INTERNATIONAL SEGMENT
STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	Years ended December 31,
	2025	2024
REVENUE:
Package:
International priority	$9,048	$9,098
International economy	5,767	5,493
Total International export package revenue	14,815	14,591
International domestic(1)	4,615	4,622
Total package revenue	19,430	19,213
Freight:
International priority	2,382	2,273
International economy	2,120	1,939
Total freight revenue	4,502	4,212
Other	1,405	1,410
TOTAL REVENUE(2)	25,337	24,835
OPERATING EXPENSES:
Salaries and employee benefits	8,631	8,108
Purchased transportation	6,359	6,498
Rentals and landing fees	1,385	1,279
Depreciation and amortization	1,165	1,162
Fuel	2,012	2,372
Maintenance and repairs	980	903
Business optimization and realignment costs	72	224
Goodwill and other asset impairment charges	—	4
Intercompany allocations	26	(10)
Other	4,135	3,751
TOTAL OPERATING EXPENSES	24,765	24,291
OPERATING INCOME	$572	$544
OPERATING MARGIN(2)	2.3%	2.2%

(1) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(2) Amounts reflected are from continuing operations.

EXPRESS INTERNATIONAL SEGMENT
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	2025
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
REVENUE:
Package:
International priority	$2,105	$2,177	$2,325	$2,441
International economy	1,438	1,360	1,403	1,566
Total International export package	3,543	3,537	3,728	4,007
International domestic(1)	1,051	1,137	1,166	1,261
Total package revenue	4,594	4,674	4,894	5,268
Freight:
International priority	565	599	588	630
International economy	493	518	538	571
Total freight revenue	1,058	1,117	1,126	1,201
Other	347	356	343	359
TOTAL REVENUE(2)	5,999	6,147	6,363	6,828
OPERATING EXPENSES:
Salaries and employee benefits	2,017	2,114	2,190	2,310
Purchased transportation	1,520	1,527	1,588	1,724
Rentals and landing fees	326	338	356	365
Depreciation and amortization	291	294	292	288
Fuel	503	469	510	530
Maintenance and repairs	233	239	261	247
Business optimization and realignment costs	46	16	4	6
Intercompany allocations	—	1	10	15
Other	976	1,102	960	1,097
TOTAL OPERATING EXPENSES	5,912	6,100	6,171	6,582
OPERATING INCOME	$87	$47	$192	$246
OPERATING MARGIN(2)	1.5%	0.8%	3.0%	3.6%

(1) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(2) Amounts reflected are from continuing operations.

EXPRESS INTERNATIONAL SEGMENT
QUARTERLY STATEMENTS OF INCOME
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS)
(unaudited)

	2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
REVENUE:
Package:
International priority	$2,309	$2,346	$2,188	$2,255
International economy	1,146	1,234	1,465	1,648
Total International export package	3,455	3,580	3,653	3,903
International domestic(1)	1,150	1,146	1,125	1,201
Total package revenue	4,605	4,726	4,778	5,104
Freight:
International priority	537	548	559	629
International economy	469	477	485	508
Total freight revenue	1,006	1,025	1,044	1,137
Other	317	362	364	367
TOTAL REVENUE(2)	5,928	6,113	6,186	6,608
OPERATING EXPENSES:
Salaries and employee benefits	1,936	2,010	2,023	2,139
Purchased transportation	1,509	1,620	1,681	1,688
Rentals and landing fees	305	307	334	333
Depreciation and amortization	283	295	288	296
Fuel	600	610	599	563
Maintenance and repairs	218	220	239	226
Business optimization and realignment costs	52	(30)	45	157
Goodwill and other asset impairment charges	—	4	—	—
Intercompany allocations	(1)	(1)	(3)	(5)
Other	888	968	948	947
TOTAL OPERATING EXPENSES	5,790	6,003	6,154	6,344
OPERATING INCOME	$138	$110	$32	$264
OPERATING MARGIN(2)	2.3%	1.8%	0.5%	4.0%

(1) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(2) Amounts reflected are from continuing operations.

EXPRESS INTERNATIONAL SEGMENT
ANNUAL OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	Years ended December 31,
	2025	2024
Package Statistics
Average daily package volume (ADV)(1)
International priority	564	628
International economy	558	490
Total international export ADV	1,122	1,118
International domestic(2)	1,887	1,922
Total ADV	3,009	3,040
Revenue per package (yield):
International priority	$62.93	$56.63
International economy	40.54	43.76
International export composite	51.79	50.98
International domestic(2)	9.59	9.40
Composite package yield	25.32	24.69
Freight Statistics
Average daily freight pounds:
International priority	4,755	4,613
International economy	11,580	11,396
Total average daily freight pounds	16,335	16,009
Revenue per pound (yield):
International priority	$1.97	$1.93
International economy	0.72	0.66
Composite freight yield	1.08	1.03

Operating Days(3)	255	256

(1) ADV is calculated on a 5-day-per-week basis.
(2) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(3) Operating days for calendar year 2026 and 2027 are expected to be 255 and 254, respectively.

EXPRESS INTERNATIONAL SEGMENT
QUARTERLY OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	2025
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Package Statistics
Average daily package volume (ADV):(1)
International priority	541	556	569	590
International economy	559	524	532	617
Total international export ADV	1,100	1,080	1,101	1,207
International domestic(2)	1,852	1,846	1,846	2,004
Total ADV	2,952	2,926	2,947	3,211
Revenue per package (yield):
International priority	$61.81	$61.18	$63.87	$64.68
International economy	40.82	40.57	41.23	39.68
International export composite	51.13	51.18	52.93	51.90
International domestic(2)	9.01	9.62	9.87	9.83
Composite package yield	24.70	24.96	25.96	25.64
Freight Statistics
Average daily freight pounds:
International priority	4,521	4,668	4,782	5,047
International economy	11,601	11,159	11,514	12,046
Total average daily freight pounds	16,122	15,827	16,296	17,093
Revenue per pound (yield):
International priority	$1.98	$2.01	$1.92	$1.95
International economy	0.67	0.73	0.73	0.74
Composite freight yield	1.04	1.10	1.08	1.10

Operating Days(3)	63	64	64	64

(1) ADV is calculated on a 5-day-per-week basis.
(2) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(3) Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2027 are expected to be 63, 64, 64 and 63, respectively. Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2026 are expected to be 63, 64, 64 and 64, respectively.

EXPRESS INTERNATIONAL SEGMENT
QUARTERLY OPERATING STATISTICS
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN THOUSANDS, EXCEPT YIELD AMOUNTS)
(unaudited)

	2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Package Statistics
Average daily package volume (ADV):(1)
International priority	635	680	596	599
International economy	387	414	541	619
Total international export ADV	1,022	1,094	1,137	1,218
International domestic(2)	1,867	1,838	1,911	2,070
Total ADV	2,889	2,932	3,048	3,288
Revenue per package (yield):
International priority	$56.82	$53.89	$57.39	$58.80
International economy	46.32	46.58	42.27	41.57
International export composite	52.85	51.12	50.19	50.04
International domestic(2)	9.62	9.74	9.20	9.06
Composite package yield	24.91	25.18	24.49	24.25

Freight Statistics
Average daily freight pounds:
International priority	4,487	4,503	4,550	4,912
International economy	11,447	11,208	11,265	11,665
Total average daily freight pounds	15,934	15,711	15,815	16,577
Revenue per pound (yield):
International priority	$1.87	$1.90	$1.92	$2.00
International economy	0.64	0.67	0.67	0.68
Composite freight yield	0.99	1.02	1.03	1.07

Operating Days(3)	64	64	64	64

(1) ADV is calculated on a 5-day-per-week basis.
(2) International domestic revenue and statistics relate to FedEx’s international intra-country operations.
(3) Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2027 are expected to be 63, 64, 64 and 63, respectively. Operating days for the quarters ending March 31, June 30, September 30 and December 31 for calendar year 2026 are expected to be 63, 64, 64 and 64, respectively.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
The supplemental historical financial information within this Exhibit 99.1 is presented in accordance with accounting principles generally accepted in the United States (“GAAP” or “reported”). To supplement the reporting of the information determined in accordance with GAAP with certain non-GAAP (or “adjusted”) financial measures, included in tables below are the adjusted operating income and margin, net income, and diluted earnings per share for the calendar years ended December 31, 2025 and 2024 and each of the calendar quarters ended March 31, June 30, September 30, and December 31, 2025 and 2024. These financial measures are provided on a continuing operations basis to assist investors with assessing trends in FedEx’s underlying businesses and exclude the impact of discontinued operations, as well as the impact of the following items (as applicable), which are unrelated to FedEx’s core operating performance:
•Mark-To-Market (“MTM”) adjustments for retirement plan accounting incurred: FedEx’s defined benefit pension plans are measured using actuarial techniques that reflect management’s assumptions for expected returns on assets (“EROA”), discount rate, and demographic experience such as salary increases, expected retirement, mortality, and employee turnover. Differences between these assumptions and actual experience are recognized through MTM accounting.
•Business optimization and realignment costs incurred: Business optimization costs relate to the following transformation initiatives aimed to improve long-term profitability, drive efficiency within and between the transportation segments, lower overhead and support costs, and transform FedEx’s digital capabilities: our Network 2.0 program, our international operational transformation programs, the Europe workforce reduction plan, and DRIVE initiatives commenced in prior years. These costs were primarily related to severance, incentive payments to contracted service providers, and professional services.
•Costs related to the spin-off of FedEx Freight incurred: In December 2024, FedEx announced that its Board of Directors decided to pursue a full separation of FedEx Freight through the capital markets, creating a new publicly traded company. The transaction was implemented through the spin-off of shares of the new company to FedEx stockholders on June 1, 2026, and is intended to be tax-free for U.S. federal income tax purposes for FedEx stockholders. These costs were primarily related to professional fees.
•Costs related to the change in the company's fiscal year end: In January 2025, FedEx announced that its Board of Directors approved a change in the company's fiscal year end from May 31 to December 31, which became effective June 1, 2026. The company incurred costs related to the fiscal year change in the fourth quarter and full-year fiscal 2026. These costs were primarily related to professional fees.
•Charges and adjustments related to a legacy FedEx Ground legal matter: FedEx incurred charges in connection with a legacy FedEx Ground legal matter in 2024, which was both extraordinary in nature and did not represent recurring expenses in the ordinary course of business. In addition, certain adjustments were made in subsequent periods to partially reverse this loss accrual, thus resulting in a gain in certain periods.
•Charges and adjustments related to an international regulatory matter: FedEx incurred charges in connection with an international regulatory matter in 2025, which was both extraordinary in nature and did not represent recurring expenses in the ordinary course of business. In addition, certain adjustments were made in subsequent periods to partially reverse this loss accrual, thus resulting in a gain in certain periods.
•Remeasurement of state deferred income taxes under one FedEx structure: FedEx incurred income tax expense related to the remeasurement of U.S. state deferred income tax balances in connection with the one FedEx consolidation. The transitional impact of this income tax expense was both extraordinary in nature and did not represent recurring expenses in the ordinary course of business.
•Aircraft impairment charges incurred: In May of 2024 and 2025, FedEx made a decision to permanently retire certain aircraft, as well as certain related engines, which resulted in noncash impairment charges during these periods. These retirements are aligned with the company's fleet reduction and modernization strategy as the company continues to improve its global network efficiency and better align air network capacity with anticipated demand.
The income tax effect of these costs is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. The impact of these non-GAAP items on the company's effective tax rate represents the difference in the effective tax rate calculated with and without the non-GAAP adjustment.
These adjusted financial measures facilitate analysis and comparisons of FedEx’s ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company's and business segments' core operating performance, and may assist investors with comparisons to prior periods and assessing trends in FedEx’s underlying businesses. These adjustments are consistent with how management views the businesses. Management uses these non-GAAP financial measures in making financial, operating, and planning decisions and evaluating the company's and each business segments' ongoing performance.
These non-GAAP financial measures are intended to supplement and should be read together with, and are not an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of the financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. As required by SEC rules, the tables below present a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures for each period presented.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FULL YEAR CALENDAR 2025

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$4,554	5.5%	$1,165	$3,482	$14.62
Business optimization and realignment costs(3)	345	0.5%	79	266	1.11
Fiscal year change costs(4)	14	—	3	11	0.05
Aircraft impairment charges(4)	21	—	5	16	0.07
International regulatory matter(5)	88	0.1%	4	84	0.35
Legacy FedEx Ground legal matter(6)	(12)	—	(3)	(9)	(0.04)
MTM retirement plans accounting adjustment(7)	—	—	(101)	(317)	(1.33)
Non-GAAP measure	$5,010	6.1%	$1,152	$3,533	$14.83

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$4,421	8.1%
Business optimization and realignment costs(3)	142	0.3%
Fiscal year change costs(4)	13	—
Aircraft impairment charges(4)	20	—
Legacy FedEx Ground legal matter(6)	(12)	—
Non-GAAP measure	$4,584	8.4%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$572	2.3%
Business optimization and realignment costs(3)	72	0.3%
International regulatory matter(5)	88	0.3%
Non-GAAP measure	$732	2.9%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic and Corporate, other, and eliminations.
(5) These expenses were recognized at Express International.
(6) These expenses were recognized at Express U.S. Domestic.
(7) These expenses were recognized at Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FOURTH QUARTER CALENDAR 2025

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$1,934	8.3%	$459	$1,387	$5.85
Business optimization and realignment costs(3)	21	0.1%	3	18	0.08
Fiscal year change costs(4)	6	—	1	5	0.02
International regulatory matter(5)	(12)	(0.1)%	4	(16)	(0.07)
Non-GAAP measure	$1,949	8.3%	$467	$1,394	$5.88

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$1,775	11.3%
Business optimization and realignment costs(3)	6	—
Fiscal year change costs(4)	6	—
Non-GAAP measure	$1,787	11.3%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$246	3.6%
Business optimization and realignment costs(3)	6	0.1%
International regulatory matter(5)	(12)	(0.2)%
Non-GAAP measure	$240	3.5%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic and Corporate, other, and eliminations.
(5) These expenses were recognized at Express International.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
THIRD QUARTER CALENDAR 2025

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$972	4.8%	$269	$645	$2.73
Business optimization and realignment costs(3)	54	0.3%	12	43	0.18
Fiscal year change costs(4)	7	—	1	5	0.02
Non-GAAP measure	$1,033	5.1%	$282	$693	$2.93

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$884	6.6%
Business optimization and realignment costs(3)	15	0.1%
Fiscal year change costs(4)	6	—
Non-GAAP measure	$905	6.7%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$192	3.0%
Business optimization and realignment costs(3)	4	0.1%
Non-GAAP measure	$196	3.1%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic and Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
SECOND QUARTER CALENDAR 2025

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$897	4.5%	$315	$920	$3.85
Business optimization and realignment costs(3)	113	0.6%	26	87	0.36
Fiscal year change costs(4)	1	—	—	1	—
Aircraft impairment charges(4)	21	0.1%	5	16	0.07
International regulatory matter(5)	50	0.3%	(12)	62	0.26
MTM retirement plans accounting adjustment(6)	—	—	(101)	(317)	(1.34)
Non-GAAP measure	$1,082	5.5%	$233	$769	$3.20

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$982	7.6%
Business optimization and realignment costs(3)	54	0.4%
Fiscal year change costs(4)	1	—
Aircraft impairment charges(4)	20	0.2%
Non-GAAP measure	$1,057	8.2%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$47	0.8%
Business optimization and realignment costs(3)	16	0.3%
International regulatory matter(5)	50	0.8%
Non-GAAP measure	$113	1.9%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic and Corporate, other, and eliminations.
(5) These expenses were recognized at Express International.
(6) These expenses were recognized at Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FIRST QUARTER CALENDAR 2025

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$751	4.0%	$122	$530	$2.19
Business optimization and realignment costs(3)	157	0.8%	37	120	0.50
Legacy FedEx Ground legal matter(4)	(12)	(0.1)%	(3)	(9)	(0.04)
International regulatory matter(5)	50	0.3%	12	38	0.16
Non-GAAP measure	$946	5.0%	$168	$679	$2.81

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$780	6.3%
Business optimization and realignment costs(3)	67	0.5%
Legacy FedEx Ground legal matter(4)	(12)	(0.1)%
Non-GAAP measure	$835	6.7%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$87	1.5%
Business optimization and realignment costs(3)	46	0.8%
International regulatory matter(5)	50	0.8%
Non-GAAP measure	$183	3.1%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic.
(5) These expenses were recognized at Express International.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FULL YEAR CALENDAR 2024

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$3,272	4.1%	$916	$2,646	$10.74
Business optimization and realignment costs(3)	815	1.1%	193	622	2.52
Aircraft impairment charges(4)	157	0.2%	37	120	0.49
Legacy FedEx Ground legal matter(5)	(57)	(0.1)%	(13)	(44)	(0.18)
MTM retirement plans accounting adjustment(5)	—	—	(125)	(397)	(1.61)
Non-cash state tax impact(5)	—	—	(54)	54	0.22
Non-GAAP measure	$4,187	5.3%	$954	$3,001	$12.18

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$3,365	6.5%
Business optimization and realignment costs(3)	368	0.7%
Aircraft impairment charges(4)	153	0.3%
Non-GAAP measure	$3,886	7.5%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$544	2.2%
Business optimization and realignment costs(3)	224	0.9%
Aircraft impairment charges(4)	4	—
Non-GAAP measure	$772	3.1%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic and Express International.
(5) These expenses were recognized at Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FOURTH QUARTER CALENDAR 2024

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$1,268	6.0%	$287	$896	$3.69
Business optimization and realignment costs(3)	286	1.3%	68	218	0.90
Non-GAAP measure	$1,554	7.3%	$355	$1,114	$4.59

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$1,159	8.3%
Business optimization and realignment costs(3)	92	0.7%
Non-GAAP measure	$1,251	9.0%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$264	4.0%
Business optimization and realignment costs(3)	157	2.4%
Non-GAAP measure	$421	6.4%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
THIRD QUARTER CALENDAR 2024

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$538	2.8%	$133	$383	$1.55
Business optimization and realignment costs(3)	187	0.9%	44	143	0.58
Non-GAAP measure	$725	3.7%	$177	$526	$2.13

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$684	5.5%
Business optimization and realignment costs(3)	72	0.6%
Non-GAAP measure	$756	6.1%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$32	0.5%
Business optimization and realignment costs(3)	45	0.7%
Non-GAAP measure	$77	1.2%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
SECOND QUARTER CALENDAR 2024

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$634	3.3%	$294	$781	$3.15
Business optimization and realignment costs(3)	159	0.8%	38	121	0.49
Aircraft impairment charges(4)	157	0.8%	37	120	0.48
Legacy FedEx Ground legal matter(5)	(57)	(0.3)%	(13)	(44)	(0.18)
MTM retirement plans accounting adjustment(5)	—	—	(125)	(397)	(1.60)
Remeasurement of state deferred income taxes under one FedEx structure(5)	—	—	(54)	54	0.22
Non-GAAP measure	$893	4.6%	$177	$635	$2.56

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$658	5.2%
Business optimization and realignment costs(3)	130	1.0%
Aircraft impairment charges(4)	153	1.2%
Non-GAAP measure	$941	7.4%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$110	1.8%
Business optimization and realignment costs(3)	(30)	(0.5)%
Aircraft impairment charges(4)	4	0.1%
Non-GAAP measure	$84	1.4%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.
(4) These expenses were recognized at Express U.S. Domestic and Express International.
(5) These expenses were recognized at Corporate, other, and eliminations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
RECASTED TO REFLECT CHANGE IN FISCAL YEAR END TO DECEMBER 31
RECASTED TO PRESENT FEDEX FREIGHT AS DISCONTINUED OPERATIONS
RECASTED TO PRESENT NEW SEGMENT REPORTING STRUCTURE
(IN MILLIONS, EXCEPT OPERATING MARGIN AMOUNTS)
(unaudited)
FIRST QUARTER CALENDAR 2024

FedEx Corporation

					Diluted Earnings Per Share
	Operating		Income Taxes(1)	Net Income(2)
Dollars in millions, except EPS	Income	Margin
GAAP measure	$832	4.4%	$202	$586	$2.35
Business optimization and realignment costs(3)	183	1.0%	43	140	0.56
Non-GAAP measure	$1,015	5.4%	$245	$726	$2.91

Express U.S. Domestic Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$864	7.0%
Business optimization and realignment costs(3)	74	0.6%
Non-GAAP measure	$938	7.6%

Express International Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$138	2.3%
Business optimization and realignment costs(3)	52	0.9%
Non-GAAP measure	$190	3.2%

(1) Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
(2) Effect of “Other income (expense)” on net income amount not shown.
(3) These expenses were recognized at Express U.S. Domestic, Express International, and Corporate, other, and eliminations.